Exhibit 99.2

CRANE CO.

Income Statement Data

(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Net Sales:
Aerospace & Electronics	$178,591	$171,538	$353,759	$333,474
Engineered Materials	54,487	60,101	112,647	121,933
Merchandising Systems	97,577	94,010	185,252	188,888
Fluid Handling	302,318	286,141	600,537	546,811
Controls	24,713	21,399	51,104	42,372

Total Net Sales	$657,686	$633,189	$1,303,299	$1,233,478

Operating Profit (Loss) from Continuing Operations:
Aerospace & Electronics	$38,931	$37,157	$77,001	$71,199
Engineered Materials	5,543	9,130	13,952	19,273
Merchandising Systems	9,115	7,114	13,828	11,787
Fluid Handling	26,836	36,856	66,028	71,605
Controls	3,784	2,712	7,669	5,103
Corporate	(14,832)	(14,118)	(30,804)	(28,680)

Total Operating Profit from Continuing Operations	69,377	78,851	147,674	150,287

Interest Income	454	389	849	679
Interest Expense	(6,785)	(6,429)	(13,496)	(13,051)
Miscellaneous - Net	(351)	(290)	(698)	3,335 *

Income from Continuing Operations Before Income Taxes	62,695	72,521	134,329	141,250
Provision for Income Taxes	19,857	22,694	40,518	43,971

Income from Continuing Operations	42,838	49,827	93,811	97,279

Profit from Discontinued Operations attributable to common shareholders	2,513	1,092	3,777	2,516
Gain from Sales of Discontinued Operations attributable to common shareholders	28,060	—	28,060	—

Profit from Discontinued Operations attributable to common shareholders, net of tax	1,633	710	2,456	1,636
Gain from Sales of Discontinued Operations attributable to common shareholders, net of tax	18,276	—	18,276	—

Gain / Profit from Discontinued Operations, net of tax	19,909	710	20,732	1,636

Net income before allocation to noncontrolling interests	62,747	50,537	114,543	98,915

Less: Noncontrolling interest in subsidiaries’ earnings	185	100	319	11

Net income attributable to common shareholders	$62,562	$50,437	$114,224	$98,904

Share Data:
Earnings per share from Continuing Operations	$0.73	$0.84	$1.59	$1.64
Earnings per share from Discontinued Operations	0.34	0.01	0.35	0.03

Earnings per Diluted Share (a)	$1.07	$0.85	$1.95	$1.66

Average Diluted Shares Outstanding	58,614	59,348	58,704	59,457
Average Basic Shares Outstanding	57,762	58,173	57,787	58,259

Supplemental Data:
Cost of Sales	$436,095	$415,985	$865,717	$806,764
Selling, General & Administrative	137,467	138,353	275,161	276,427
Repositioning Charges	14,747	—	14,747	—
Depreciation and Amortization **	15,274	15,853	29,948	31,627
Stock-Based Compensation Expense	4,451	3,771	8,458	7,274

*	Primarily related to the sale of a building and the divestiture of a small product line in the three months ended March 31, 2011.
**	Amount included within cost of sales and selling, general & administrative costs.
(a)	Earnings per share amounts may not add due to rounding

CRANE CO.

Condensed Balance Sheets

(in thousands)

	June 30, 2012	December 31, 2011

ASSETS
Current Assets
Cash and Cash Equivalents	$252,299	$245,089
Accounts Receivable, net	416,116	349,250
Current Insurance Receivable - Asbestos	16,345	16,345
Inventories, net	363,933	360,689
Other Current Assets	65,358	60,859

Total Current Assets	1,114,051	1,032,232

Property, Plant and Equipment, net	273,640	284,146
Long-Term Insurance Receivable - Asbestos	202,107	208,952
Other Assets	465,560	497,377
Goodwill	806,170	820,824

Total Assets	$2,861,528	$2,843,531

LIABILITIES AND EQUITY
Current Liabilities
Notes Payable and Current Maturities of Long-Term Debt	$1,102	$1,112
Accounts Payable	180,809	194,158
Current Asbestos Liability	100,943	100,943
Accrued Liabilities	209,680	226,717
Income Taxes	27,407	10,165

Total Current Liabilities	519,941	533,095

Long-Term Debt	399,003	398,914
Long-Term Deferred Tax Liability	41,546	41,668
Long-Term Asbestos Liability	746,640	792,701
Other Liabilities	249,895	255,097

Total Equity	904,503	822,056

Total Liabilities and Equity	$2,861,528	$2,843,531

CRANE CO.

Condensed Statements of Cash Flows

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Operating Activities:
Net income attributable to common shareholders	$62,562	$50,437	$114,224	$98,904
Noncontrolling interest in subsidiaries’ earnings	185	100	319	11

Net income before allocations to noncontrolling interests	62,747	50,537	114,543	98,915
Gain on divestiture	(28,060)	—	(28,060)	(4,258)
Restructuring - Non Cash	2,761		2,761
Depreciation and amortization	15,274	15,853	29,948	31,627
Stock-based compensation expense	4,451	3,771	8,458	7,274
Defined benefit plans and postretirement expense	4,982	843	9,973	3,592
Deferred income taxes	7,199	6,627	15,743	13,520
Cash provided by (used for) operating working capital	12,889	(18,141)	(90,614)	(85,391)
Defined benefit plans and postretirement contributions	(1,638)	(5,579)	(2,821)	(10,358)
Environmental payments, net of reimbursements	(4,724)	(1,541)	(7,303)	(6,134)
Other	4,010	1,895	2,691	2,037

Subtotal	79,891	54,265	55,319	50,824
Asbestos related payments, net of insurance recoveries	(20,982)	(22,896)	(39,217)	(35,621)

Total provided by operating activities	58,909	31,369	16,102	15,203

Investing Activities:
Capital expenditures	(6,615)	(10,144)	(13,780)	(18,282)
Proceeds from disposition of capital assets	1,686	(23)	1,858	4,530
Payment for acquisition, net of cash acquired	—	—	—	—
Proceeds from divestiture	52,665	—	52,665	1,000

Total used for investing activities	47,736	(10,167)	40,743	(12,752)

Financing Activities:
Dividends paid	(14,985)	(13,385)	(30,075)	(26,859)
Reacquisition of shares on open market	(29,991)	(20,000)	(29,991)	(49,999)
Stock options exercised - net of shares reacquired	—	4,472	8,426	17,024
Excess tax benefit from stock-based compensation	331	1,407	3,278	5,359
Change in short-term debt	318	(454)	—	(530)

Total used for financing activities	(44,327)	(27,960)	(48,362)	(55,005)

Effect of exchange rate on cash and cash equivalents	(5,879)	4,961	(1,273)	10,978

Increase (decrease) in cash and cash equivalents	56,439	(1,797)	7,210	(41,576)
Cash and cash equivalents at beginning of period	195,860	233,162	245,089	272,941

Cash and cash equivalents at end of period	$252,299	$231,365	$252,299	$231,365

CRANE CO.

Order Backlog

(in thousands)

	June 30, 2012		March 31, 2012		December 31, 2011		September 30, 2011		June 30, 2011

Aerospace & Electronics	$423,282		$437,822		$410,794		$409,284		$431,799
Engineered Materials	13,884		11,129		11,110		9,879		13,087
Merchandising Systems	23,587		30,033		15,212		20,929		26,898
Fluid Handling	334,696	*	337,538	*	313,715	*	328,757	*	323,045
Controls	16,187		29,770	**	27,120	**	32,145	**	30,323	**

Total Backlog	$811,636		$846,292		$777,951		$800,994		$825,152

*	Includes Order Backlog of $6.3 million at June 30, 2012, $7.5 million at March 31, 2012, $7.1 million at December 31, 2011 and $5.4 million at September 30, 2011 pertaining to the 2011 acquisition of WTA and $2.9 million at March 31, 2012, $1.9 million at December 31, 2011, September 30, 2011 and June 30, 2011 pertaining to a business divested in June 2012
**	Includes Order Backlog of $11.3 million at March 31, 2012, $9.6 million at December 31, 2011, $11.8 million at September 30, 2011 and $12.4 million at June 30, 2011 pertaining to a business divested in June 2012.

CRANE CO.

Non-GAAP Financial Measures

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,		Percent Change June 30, 2012	Percent Change June 30, 2012
	2012	2011	2012	2011	Three Months	Six Months
INCOME ITEMS
Net Sales	$657,686	$633,189	$1,303,299	$1,233,478	3.9%	5.7%

Operating Profit from Continuing Operations	69,377	78,851	147,674	150,287	-12.0%	-1.7%
Percentage of Sales	10.5%	12.5%	11.3%	12.2%

Special Items impacting Operating Profit from Continuing Operations:
Repositioning Charges (a)	14,747		14,747

Operating Profit from Continuing Operations before Special Items	$84,124	$78,851	$162,422	$150,287	6.7%	8.1%

Percentage of Sales	12.8%	12.5%	12.5%	12.2%

Net Income Attributable to Common Shareholders	$62,562	$50,437	$114,224	$98,904
Per Share	$1.07	$0.85	$1.95	$1.66	25.6%	17.0%

Special Items impacting Net Income Attributable to Common Shareholders:

Repositioning Charges - Net of Tax (a)	11,880		11,880
Per Share	$0.20		$0.20

Gain on Divestitures - Net of Tax (b)	(18,276)		(18,276)
Per Share	$(0.31)		$(0.31)

Net Income Attributable To Common Shareholders Before Special Items	$56,166	$50,437	$107,828	$98,904	11.4%	9.0%

Per Basic Share	$0.97	$0.87	$1.87	$1.70
Per Diluted Share	$0.96	$0.85	$1.84	$1.66	12.8%	10.4%

(a)	The Company incurred repositioning charges in the second quarter of 2012, associated with productivity actions. The charges included severance and impairment costs related to the shutdown of certain facilities, the transfer of certain manufacturing operations, and staff reduction actions.
(b)	In June 2012, the Company divested of a business within the Fluid Handling segment and a business within the Controls segment. The associated gains were included in the “Gain from Sale of Discontinued Operations attributable to common shareholders, net of tax” section on the accompanying Income Statement Data.

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
CASH FLOW ITEMS
Cash Provided from Operating Activities before Asbestos - Related Payments	$79,891	$54,265	$55,319	$50,824
Asbestos Related Payments, Net of Insurance Recoveries	(20,982)	(22,896)	(39,217)	(35,621)

Cash Provided from Operating Activities	58,909	31,369	16,102	15,203
Less: Capital Expenditures	(6,615)	(10,144)	(13,780)	(18,282)

Free Cash Flow	$52,294	$21,225	$2,322	$(3,079)

Certain non-GAAP measures have been provided to facilitate comparison with the prior year.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company’s performance.

In addition, Free Cash Flow provides supplemental information to assist management and investors in analyzing the Company’s ability to generate liquidity from its operating activities. The measure of Free Cash Flow does not take into consideration certain other non-discretionary cash requirements such as, for example, mandatory principal payments on the Company’s long-term debt. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.

Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in the context of the definitions of the elements of such measures we provide and in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.